UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 16, 2021

Thoma Bravo Advantage

(Exact name of registrant as specified in its charter)

Cayman Islands	001-39889	98-1566321
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

150 N. Riverside Plaza, Suite 2800 Chicago, Illinois		60606
(Address of principal executive offices)		(Zip Code)

(312) 254-3300

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Class A ordinary shares, par value $0.0001 per share	TBA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

As previously disclosed, Thoma Bravo Advantage (“TBA”) entered into an Agreement and Plan of Merger (the “Merger Agreement”), by and among TBA, ironSource Ltd., a company organized under the laws of the State of Israel (the “Company” or “ironSource”), Showtime Cayman, a Cayman Islands exempted company and wholly-owned subsidiary of the Company (“Merger Sub”), and Showtime Cayman II, a Cayman Islands exempted company and wholly-owned subsidiary of the Company (“Merger Sub II”), pursuant to which: (a) Merger Sub will merge with and into TBA (the “First Merger”), with TBA surviving the First Merger as a wholly owned subsidiary of the Company (such company, as the surviving entity of the First Merger, the “Surviving Entity”) and (b) immediately following the First Merger and as part of the same overall transaction as the First Merger, the Surviving Entity will merge with and into Merger Sub II (the “Second Merger” and, together with the First Merger, the “Mergers”), with Merger Sub II surviving the Second Merger as a wholly owned subsidiary of the Company. The transactions set forth in the Merger Agreement, including the Mergers, will constitute a “Business Combination” as contemplated by TBA’s Amended and Restated Memorandum and Articles of Association.

On March 26, 2021, ironSource filed with the Securities and Exchange Commission (the “SEC”) a Registration Statement on Form F-4 that included a preliminary prospectus/proxy statement for the solicitation of proxies in connection with the special meeting of TBA shareholders to be held on June 22, 2021 for the purposes of voting, among other things, on matters necessary to complete the Business Combination (the “Preliminary Proxy Statement”). On May 4, 2021, ironSource filed with the SEC an amended Registration Statement that included a revised preliminary prospectus/proxy statement (the “Revised Preliminary Proxy Statement”), on May 19, 2021, ironSource filed with the SEC a final prospectus (the “Final Prospectus”) and on May 20, 2021, TBA filed with the SEC a definitive proxy statement (the “Proxy Statement”).

TBA has received demand letters on behalf of purported shareholders of TBA relating to the Business Combination alleging a failure to disclose certain information relating to the Business Combination in TBA’s Preliminary Proxy Statement and Proxy Statement purportedly in breach of fiduciary duties.

While both TBA and ironSource believe that the disclosures set forth in Proxy Statement comply fully with applicable law, to avoid nuisance, cost and distraction, and to preclude any efforts to delay the closing of the Business Combination, TBA is voluntarily supplementing the Proxy Statement with the supplemental disclosures set forth below (the “Supplemental Disclosures”). Nothing in the Supplemental Disclosures shall be deemed an admission of the legal necessity or materiality under applicable law of any of the disclosures set forth herein. To the contrary, TBA and ironSource specifically deny all allegations in the demand letters that any additional disclosure was or is required. TBA and ironSource believe these purported shareholders’ claims are without merit.

Supplemental Disclosures to the Proxy Statement

The following supplemental information should be read in conjunction with the Proxy Statement, which should be read in its entirety. All page references are to pages in the Proxy Statement, and terms used below, unless otherwise defined, have the meanings set forth in the Proxy Statement. Underlined text shows text being added to a referenced disclosure in the Proxy Statement.

The Proxy Statement is hereby amended as follows:

The following disclosure supplements and restates the seventh paragraph under the section of the Proxy Statement captioned “Interests of TBA’s Officers and Directors in the Transaction” beginning on page 98 of the Proxy Statement:

Orlando Bravo will be a member of the board of directors of ironSource following the closing of the Business Combination and, therefore, in the future Mr. Bravo will receive any cash fees, stock options or stock awards that ironSource’s board of directors determines to pay to its non-executive directors. There have been no other discussions of or agreements regarding the employment of any TBA officers, directors, or employees by ironSource following the closing of the Business Combination.

The following disclosure supplements and restates the seventh paragraph under the section of the Proxy Statement captioned “Background of the Business Combination” beginning on page 102 of the Proxy Statement:

On February 7, 2021, ironSource sent TBA a draft non-disclosure agreement in order to allow ironSource to begin sharing due diligence materials with TBA to assist TBA in evaluating a potential transaction with ironSource. Following review by TBA, on February 7, 2021, ironSource and TBA entered into a customary non-disclosure agreement. Soon thereafter, beginning on February 9, 2021, ironSource began providing financial projections and other due diligence materials to TBA, including through an electronic data room on Intralinks maintained by ironSource’s financial advisor, Goldman Sachs & Co. LLC (“Goldman Sachs”). In connection with the discussions surrounding TBA and a potential business combination, ironSource had engaged Goldman Sachs and Jefferies LLC (“Jefferies”). Goldman Sachs had served as an underwriter in TBA’s IPO and each of Goldman Sachs and Jefferies had provided financial and strategic advisory services to ironSource prior to the commencement of discussions surrounding the Business Combination.

The following disclosure supplements and restates the fifth paragraph under the section of the Proxy Statement captioned “Background of the Business Combination” beginning on page 102 of the Proxy Statement:

From the date of the TBA IPO through the execution of the Merger Agreement with ironSource on March 20, 2021, representatives of TBA, including Orlando Bravo (Chairman of the board of directors) and Robert Sayle (Chief Executive Officer), commenced an active search for prospective acquisition targets. During this period, these representatives of TBA reviewed self-generated ideas, initiated contact and were contacted by a number of individuals and entities with respect to business combination opportunities. After the TBA IPO, TBA had contact with representatives of numerous potential targets. Of those potential targets, TBA entered into a non-disclosure agreement with four (4) of the targets (other than ironSource). None of the four non-disclosure agreements contained standstill or “don’t ask, don’t waive” provisions. TBA conducted initial business due diligence with respect to each potential target, including one or more video or teleconference meetings with members of their respective management teams. However, none of the discussions advanced to a stage where either party delivered a letter of intent, term sheet or other definitive documentation. All discussions with representatives of these potential targets ceased on or before February 25, 2021.

The following disclosure supplements and restates the first paragraph under the section of the Proxy Statement captioned “Background of the Business Combination” beginning on page 105 of the Proxy Statement:

Beginning on February 25, 2021, representatives of TBA and ironSource as well as Goldman Sachs, Jefferies and Citigroup (collectively, the “Placement Agents”) held calls to discuss and revise marketing materials, timing and investor targeting for the proposed PIPE Investment. Representatives of TBA and ironSource also began to hold telephone conference calls to discuss the proposed PIPE Investment with a certain selected group of wall-crossed investors who agreed to be subject to certain confidentiality and other restrictions in order to gain access to information related to the proposed PIPE Investment. Citigroup had served as an underwriter in TBA’s IPO and had provided financial and strategic advisory services to ironSource prior to the commencement of discussions surrounding the Business Combination.

Additional information

This Current Report on Form 8-K (this “Report”) relates to a proposed transaction between ironSource and TBA. In connection with the proposed transaction, ironSource filed a Registration Statement on Form F-4 (the “Registration Statement”) with the U.S. Securities and Exchange Commission (the “SEC”), which includes the Proxy Statement for the Extraordinary General Meeting of TBA and certain related documents in connection with TBA’s solicitation of proxies for the vote by TBA’s shareholders with respect to the proposed transaction, and a prospectus of ironSource. TBA has also filed the definitive Proxy Statement with the SEC.

This communication does not contain all the information that should be considered concerning the proposed transaction and is not intended to form the basis of any investment decision or any other decision in respect of the proposed transaction. Before making any voting or investment decision, investors and security holders are urged to read the Registration Statement, the Proxy Statement and all other relevant documents filed or that will be filed with the SEC in connection with the proposed transaction as they become available because they will contain important information about the proposed transaction.

The Proxy Statement has been mailed to shareholders of TBA as of May 24, 2021. Investors and security holders will be able to obtain free copies of the Registration Statement, the Proxy Statement and all other relevant documents filed or that will be filed with the SEC by ironSource and TBA through the website maintained by the SEC at www.sec.gov. In addition, the documents filed by ironSource may be obtained free of charge from ironSource’s website at http://www.is.com or by written request to ironSource at ironSource Ltd., Derech Menachem Begin 121, Tel Aviv-Yafo, Israel, and the documents filed by TBA may be obtained free of charge from TBA’s website at http://www.thomabravoadvantage.com or by written request to Thoma Bravo Advantage, 150 N. Riverside Plaza, Suite 2800, Chicago, Illinois 60606.

Participants in Solicitation

IronSource and TBA and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from TBA’s shareholders in connection with the proposed transaction. Additional information regarding the interests of those persons and other persons who may be deemed participants in the proposed transaction may be obtained by reading the Proxy Statement. You may obtain free copies of these documents as described in the preceding paragraph.

Forward-Looking Statements

This Report contains forward-looking statements within the meaning of the federal securities laws with respect to the proposed transaction between TBA and ironSource. All statements other than statements of historical facts contained in this Report, including statements regarding ironSource’s, TBA’s or the combined company’s future financial position, business strategy and plans and objectives of management for future operations, are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “targets,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of these terms or other similar expressions. Forward-looking statements include, without limitation, ironSource’s or TBA’s expectations concerning the outlook for their or the combined company’s business, productivity, plans and goals for future operational improvements and capital investments, operational performance, future market conditions or economic performance and developments in the capital and credit markets and expected future financial performance, as well as any information concerning possible or assumed future results of operations of the combined company. Forward-looking statements also include statements regarding the expected benefits of the proposed transaction between ironSource and TBA.

Forward-looking statements involve a number of risks, uncertainties and assumptions, and actual results or events may differ materially from those projected or implied in those statements. Important factors that could cause such differences include, but are not limited to: (i) the risk that the transaction may not be completed in a timely manner or at all, which may adversely affect the price of TBA’s securities, (ii) the failure to satisfy the conditions to the consummation of the transaction, including the adoption of the merger agreement by the shareholders of TBA and ironSource, the satisfaction of the minimum trust account amount following redemptions by TBA’s public shareholders and the receipt of certain governmental and regulatory approvals, (iii) the lack of a third party valuation in determining whether to pursue the proposed transaction, (iv) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement, (v) the effect of the announcement or pendency of the transaction on ironSource’s business relationships, performance, and business generally, (vi) risks that the proposed business combination disrupts current plans of ironSource and potential difficulties in ironSource employee retention as a result of the proposed transaction, (vii) the outcome of any legal proceedings that may be instituted against ironSource or against TBA related to the merger agreement or the proposed transaction, (vii) the ability of ironSource to list its ordinary shares on the New York Stock Exchange, (ix) volatility in the price of the combined company’s securities due to a variety of factors, including changes in the competitive industry in which

ironSource operates, variations in performance across competitors, changes in laws and regulations affecting ironSource’s business and changes in the combined capital structure, and (x) the ability to implement business plans, forecasts, and other expectations after the completion of the proposed transaction, and to identify and realize additional opportunities; (xi) ironSource’s markets are rapidly evolving and may decline or experience limited growth; (xii) ironSource’s reliance on operating system providers and app stores to support its platform; (xiii) ironSource’s ability to compete effectively in the markets in which it operates; (xiv) ironSource’s quarterly results of operations may fluctuate for a variety of reasons; (xv) failure to maintain and enhance the ironSource brand; (xvi) ironSource’s dependence on its ability to retain and expand its existing customer relationships and attract new customers; (xvii) ironSource’s reliance on its customers that contribute more than $100,000 of annual revenue; (xviii) ironSource’s ability to successfully and efficiently manage its current and potential future growth; (xix) ironSource’s dependence upon the continued growth of the app economy and the increased usage of smartphones, tablets and other connected devices; (xx) ironSource’s dependence upon the success of the gaming and mobile app ecosystem and the risks generally associated with the gaming industry; (xxi) ironSource’s, and ironSource’s competitors’, ability to detect or prevent fraud on its platforms; (xxii) failure to prevent security breaches or unauthorized access to ironSource’s or its third-party service providers data; (xxiii) the global scope of ironSource’s operations, which are subject to laws and regulations worldwide, many of which are unsettled and still developing; (xxiv) the rapidly changing and increasingly stringent laws, contractual obligations and industry standards relating to privacy, data protection, data security and the protection of children; and (xxv) the effects of health epidemics, including the COVID-19 pandemic.

ironSource and TBA caution you against placing undue reliance on forward-looking statements, which reflect current beliefs and are based on information currently available as of the date a forward-looking statement is made. Forward-looking statements set forth herein speak only as of the date of this communication. Neither ironSource nor TBA undertakes any obligation to revise forward-looking statements to reflect future events, changes in circumstances, or changes in beliefs. In the event that any forward-looking statement is updated, no inference should be made that ironSource or TBA will make additional updates with respect to that statement, related matters, or any other forward-looking statements. Any corrections or revisions and other important assumptions and factors that could cause actual results to differ materially from forward-looking statements, including discussions of significant risk factors, may appear, up to the consummation of the proposed business combination, in TBA’s public filings with the SEC or, upon and following the consummation of the proposed transaction, in ironSource’s public filings with the SEC, which are or will be (as appropriate) accessible at www.sec.gov, and which you are advised to consult.

Disclaimer

This Current Report is for informational purposes only and is neither an offer to purchase, nor a solicitation of an offer to sell, subscribe for or buy any securities or the solicitation of any vote in any jurisdiction pursuant to the proposed transactions or otherwise, nor shall there be any sale, issuance or transfer or securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY OTHER REGULATORY AUTHORITY NOR HAS ANY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE PROPOSED TRANSACTIONS OR THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED HEREIN. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THOMA BRAVO ADVANTAGE

Date: June 16, 2021	By:	/s/ Robert Sayle
Name: Robert Sayle
Title: Chief Executive Officer